                                                               Exhibit 10.5


                                    GUARANTY
                                    --------

To:      FLEET BUSINESS CREDIT CORPORATION
         One South Wacker Drive
         Chicago, Illinois  60606
         Attn:  Franchise Finance Division, Credit Manager


         1. GUARANTY OF PAYMENT. For value received and in consideration of any loan or other financial accommodation heretofore, now or hereafter at any time made or granted to WM LIMITED PARTNERSHIP-1998, a Michigan limited partnership ("BORROWER") by FLEET BUSINESS CREDIT CORPORATION (together with its successors and assigns, "LENDER"), One South Wacker Drive, Chicago, Illinois 60606, the undersigned ("GUARANTOR") hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Lender, including, without limitation, all amounts, agreements and matters arising under that certain Loan and Security Agreement of even date herewith, by and between Lender and Borrower (the "LOAN AGREEMENT"; all capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, including, without limitation, all covenants and indemnities relating to environmental matters, (all such obligations of Borrower being hereinafter collectively called the "Obligations"), and Guarantor further agrees to (i) pay all expenses and attorneys' fees, including the allocated cost of in-house counsel, paid or incurred by Lender in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty; and (ii) cooperate with Borrower in Borrower's performance of Borrower's covenants and agreements.

         2. LIMITATION. Notwithstanding anything contained herein to the contrary, from and after the Conversion Date the right of recovery against Guarantor under this Guaranty is limited to the sum of: (i) the principal amount of $378,377.40; plus (ii) interest on such amount in accordance with the Loan Agreement; plus (iii) all other amounts which constitute Obligations other than principal and interest, including, without limitation, all amounts due on account of environmental and other indemnities. The creation or existence from time to time of Obligations in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to Guarantor, and will in no way affect or impair the rights of Lender and the Obligations of Guarantor under this Guaranty. Notwithstanding anything contained herein to the contrary, except as set forth in the proviso at the end of this sentence, this Guaranty shall terminate and be of no further force and effect if, and only if, as of the third (3rd) anniversary of the Conversion Date or any date thereafter: (a) No Event of Default shall have previously occurred (whether or not since cured); and (b) the Debt Service Coverage Before Distributions Ratio for the store located at the Project Location shall be greater than 1.25:1, measured for the twelve month period immediately preceding the measurement date; provided, however, that this Guaranty shall remain in full force and effect, and Guarantor shall continue and remain liable, with respect to all Obligations relating to indemnities relating to environmental matters. Debt Service Coverage Before Distributions Ratio is defined as the ratio of (i) Adjusted EBITDA minus cash income taxes paid, to
(ii) Debt Service.

         3. CONTINUING GUARANTY. This Guaranty is a continuing, absolute and unconditional Guaranty, and will remain in full force and effect
(notwithstanding, without limitation, the death, incompetency or dissolution of Guarantor or that at any time or from time to time all Obligations may have been paid in full).

         4. RESCISSION OR RETURN OF PAYMENT ON OBLIGATIONS. Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligations are, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty will continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

         5. LENDER PERMITTED TO TAKE CERTAIN ACTIONS. Lender may, from time to time (but is not obligated to), at its sole discretion and without notice to Guarantor, take any or all of the following actions: (a) receive a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to Guarantor for payment of any of the Obligations, whether or not Lender (i) has resorted to any property securing any of the Obligations or any obligation hereunder or (ii) has proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by Guarantor).

         6. APPLICATION OF PAYMENTS. Any amounts received by Lender from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as Lender may from time to time elect.

         7. SUBROGATION. Until such time as this Guaranty has been discontinued and Lender has received payment of the full amount of all Obligations and of all obligations of Guarantor hereunder, no payment made by or for the account of Guarantor pursuant to this Guaranty entitles Guarantor by subrogation or otherwise to any payment by Borrower or from or out of any property of Borrower, and Guarantor will not exercise any right or remedy against Borrower or any property of Borrower by reason of any performance by Guarantor of this Guaranty.

         8. WAIVER OF NOTICE AND OTHER MATTERS. Guarantor hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         9. ASSIGNMENT OF OBLIGATIONS. Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations will remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein will, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Lender; provided, however, that, unless Lender otherwise consents in writing, Lender has an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of Lender, as to those of the Obligations which Lender has not assigned or transferred.

         10. WAIVER AND MODIFICATIONS. No delay on the part of Lender in the exercise of any right or remedy will operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy will preclude other or further exercise thereof or the exercise of any other right or remedy; nor will any modification or waiver of any of the provisions of this Guaranty be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

         11. OBLIGATIONS UNDER GUARANTY. No action of Lender permitted hereunder will in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty. For the purposes of this Guaranty, Obligations include all obligations of Borrower to Lender, notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense will affect or impair the obligations of Guarantor hereunder. The obligations of Guarantor under this Guaranty are absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

         12. JOINT AND SEVERAL LIABILITY. If more than one Guarantor is signing this Guaranty, the obligations of Guarantors under this Guaranty are joint and several. As to any Guarantor that is a partnership, the obligations of such Guarantor under this Guaranty are the joint and several obligations of each general partner of such partnership. Any married person signing this Guaranty as a Guarantor agrees that recourse may be had against the community property assets and against his or her separate property for the satisfaction of all obligations of such Guarantor under this Agreement.

         13. SUCCESSORS. This Guaranty is binding upon Guarantor, and upon the heirs, legal representatives, successors and assigns of Guarantor; and to the extent that Borrower or Guarantor is either a partnership or a corporation, all references herein to Borrower and to Guarantor, respectively, are deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

         14. LAW. This Guaranty has been delivered in Chicago, Illinois, and will be construed in accordance with and governed by the internal laws of the State of Illinois.

         15. SEVERABILITY. Wherever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         16. CAPTIONS. Section captions used in this Guaranty are for convenience only, and do not affect the construction of this Guaranty.

         17. CONSENT TO JURISDICTION. To induce Lender to accept this Guaranty, Guarantor irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF, FROM OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON GUARANTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

         18. WAIVERS. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS GUARANTY. GUARANTOR AGREES THAT GUARANTOR WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         The undersigned has SIGNED AND DELIVERED this Guaranty as of the 24th day of May, 1999.

                                    GUARANTOR



                                    -----------------------------------------

                                    Address: 40 Pearl Street, N.W., Suite 900
                                             Grand Rapids, Michigan 49503
                                    Telephone: (616) 776-2600
                                    Fax No.:   (616) 776-2776



                                    -----------------------------------------

                                    Address: 40 Pearl Street, N.W., Suite 900
                                             Grand Rapids, Michigan 49503
                                    Telephone: (616) 776-2600
                                    Fax No.:   (616) 776-2776